THIS MEMORANDUM OF AGREEMENT is made

BETWEEN: **DEAN WORLD CARGO PTY LTD** ACN 054 583 210 of 477A Williamstown Road, Port Melbourne 3207 as trustee for the Dean International Unit Trust (**"DWC"**)

ROBERT BRUCE HAINES of 64 Page Street, Albert Park 3206 (**"Bruce"**)

DRANMAR INTERNATIONAL PTY LTD ACN 005 157 139 of Level 1, Unit 4, 596 North Road, Ormond 3204 as trustee for the Haines Family Trust (**"Dranmar"**)

DAVID JOHN DEAN HALES of 25 Hemston Avenue, Portsea 3944 (**"David"**)

AUBRIC PTY LTD ACN 084 225 801 of 477A Williamstown Road, Port Melbourne 3207 as trustee for the Hales Family Trust (**"Aubric"**)

AND: **WAKO LOGISTICS GROUP INC** of 200 Howard Avenue, Suite 232, Des Plaines, Illinois, 60018, USA (**"WLG"**)

WLG (AUSTRALIA) PTY LIMITED ACN 116 743 698 Level 3, 31 Market Street, Sydney, State of new South Wales 2000 (**"WLGA"**)

INTRODUCTION

A. DWC owns and conducts the Business in its capacity as trustee of the Dean International Unit Trust (**"Trust"**).

B. Bruce and David are the only directors of DWC.

C. The sole shareholders of DWC are Bruce and David who each hold one ordinary share in the capital of DWC.

D. The sole unitholders in the Trust are Dranmar which holds 25%, Aubric which holds 74.984336%, Alexandra Hales who holds 0.000667% and Eastlake which hold 0.014997% of the 650,014 units in the Trust.

E. Wako has agreed to acquire all of the shares in DWC (**"Sale Shares"**) and all of the units in the Trust (**"Sale Units"**), and the Vendors have agreed to:

(i) sell to Wako all of the Sale Shares in DWC and all of units they hold in the Trust; and

(ii) to procure Alexandra Hales and Eastlake to sell all of the units they hold in the Trust;

subject to the terms and conditions set out in this Memorandum of Agreement ("MOA").

F. This MOA sets out the agreement between the Parties and is intended to be binding upon the Parties according to its terms.

OPERATIVE PROVISIONS

1. DEFINITIONS & INTERPRETATION

1.1 Definitions

In this MOA:

"Agreements" means the Put Option Agreement and the Call Option Agreement;

"Agreement Date" means the date of execution of the Share Sale Agreement and the Unit Sale Agreement;

"Business" means the business of providing a full range of cargo management and logistics services on a global basis, including customs broking and freight forwarding services;

"Business Day" means a day that is not a Saturday or Sunday or public holiday in Melbourne, Australia;

"best of each Vendor's knowledge and belief" means, in respect of each Vendor, so far as the Vendor:

(a) is actually aware; or

(b) ought to be aware, having made all reasonable enquiries;

"Call Option Agreement" means the option agreement to be entered into between the parties whereby during the Option Period Wako can require the Vendors to:

(a) enter into the Share Sale Agreement and the Unit Sale Agreement; and

(b) procure Alexandra Hales and Eastlake to enter into the Unit Sale Agreement;

"Completion Date" means the date specified as the Completion Date in the Timetable or such other date as is agreed between the Vendors and Wako;

"Dean Iternational Unit Trust" means the unit trust known as the Dean International Unit Trust created by deed dated 1 July 1993 between DWC (formerly known as Dean International Pty Ltd) as trustee and Bruce Robert Haines as initial unitholder;

"Debtor Listing" means that component of the Settlement Statements that comprises a list of all debts owed to DWC still outstanding as at the Settlement Date;

"Due Diligence Investigation" means in the case of Wako a legal, business and financial inquiries and analysis by Wako regarding all aspects of DWC, the Business, the Sale Shares and the Sale Units ***and*** in the case of the Vendors means a legal, business and financial inquiries and analysis by the Vendors in respect of Wako;

"Due Diligence Period" means the period commencing on the date specified in the Timetable as the due diligence commencement date and ending on the date specified in the Timetable as the due diligence completion date;

"Eastlake" means Eastlake Place Pty Ltd ACN 060 542 725;

"EBT" means the earnings of DWC before tax;

"Encumbrances" means mortgages, charges, pledges, liens, security interests, retentions of title, other encumbrances and in the case of the Sale Shares, options to purchase or otherwise acquire by any means the Sale Shares or the Sale Units;

"Independent Accountant" means a chartered accountant or firm of chartered accountants appointed under clause 10.3;

"Material Adverse Change" means the occurrence of an event which, had such event occurred during the Relevant Period, would have resulted in the net asset position and/or the EBT of DWC for the Relevant Period being 10% or more less than the amounts disclosed by DWC to Wako in respect of that period;

"Option Period" means the period of 60 days commencing on the date the 30 June 2006 audit is finally completed in accordance with this MOA and a copy of the 30 June 2006 final audited accounts are provided to the Purchaser;

"Party" means a party to this MOA;

"Performance Fee" means the sum of $75,000.00;

"Put Option Agreement" means the option agreement to be entered into between the parties whereby during the Option Period the Vendors can require Wako to enter into the Share Sale Agreement and the Unit Sale Agreement;

"Profit Payment" means EBT for the period from 1 July 2006 to the Settlement Date inclusive, to be determined on the basis of the finalised Settlement Statements;

"Relevant Period" means the period from 1 July 2005 to the date of this MOU;

"Retention Amount" has the meaning given in Schedule 2 of this MOA;

"Share Purchase Price" means a purchase price for each Sale Share of $1.00;

"Share Sale Agreement" means an agreement for the sale by Bruce and David of the Sale Shares to WLG and/or WLGA;

"Settlement" means the settlement of the sale and purchase of the Sale Shares and the Sale Units in accordance with the Agreements;

"Settlement Date" means the date specified as the Settlement Date in the Timetable or such other date as is agreed between the Vendors and Wako;

"Settlement Receivables" means the outstanding balance of the debts set out in the Debtor Listing but not including any such debts which form part of the Warranted Receivables;

"Settlement Statements" means the balance sheet, profit and loss statement and the Debtor Listing prepared as at the Settlement Date (including EBT for the period from 1 July 2006 to Settlement) in accordance with clause 5.4 of this MOA, and includes any notes or lists annexed to the statements;

"Timetable" means the timeline for completion of the various actions contemplated by this MOA as set out in Schedule 3 and amended by agreement of the Parties from time to time;

"Unitholder Loans" means any and all amounts owing by DWC to:

(a) unitholders in the Trust;

(b) shareholders of DWC; and/or

(c) other associates of those unitholders and shareholders and loan accounts in the names of Beauregard, Samsoe Hales Holdings, Hales Drawings and Hales Marketing;

including in respect of moneys loaned to DWC and distributions from the Trust declared but not paid;

"Unit Purchase Price" means the aggregate purchase price for all of the Sale Units calculated in accordance with Schedule 1;

"Unit Sale Agreement" means an agreement for the sale by Dranmar and Aubric of the Sale Units to WLG and/or WLGA; and

"Unit Settlement Payment" means the amount calculated in accordance with Schedule 1 and specified as the unit settlement payment;

"US GAAP means the 'Generally Accepted Accounting Principles' used by companies based in the USA;

"Vendor" means any one of Bruce, David, Dranmar and Aubric and **"Vendors"** means all of them; and

"Wako" means WLG and WLGA jointly and severally.

1.2 Interpretation

(a) Except as expressly provided otherwise in this MOA, the rights and obligations of the Vendors as set out in this MOA are several, not joint and each vendor is responsible for its obligations only.

(b) For the avoidance of doubt, a reference to a "day" in this MOA is a reference to a calendar day, whereas a "Business Day" has the meaning given in clause 1.1 above.

2. SALE AND PURCHASE

2.1 Wako offers to purchase free of all Encumbrances the Sale Shares and the Sale Units.

2.2 Wako shall pay:

(a) on Settlement to Bruce and David the Share Purchase Price;

(b) on Settlement the Unit Settlement Payment as follows:

(i) the Retention Amount to the Vendors' solicitors to be dealt with in accordance with Schedule 2; and

(ii) the remainder to the Vendors, Alexandra Hales and Eastlake; and

(c) in accordance with the Timetable, the Profit Payment to the Vendors, Alexandra Hales and Eastlake.

2.3 This MOA is conditional upon completion of the respective Due Diligence Investigations of Wako and the Vendors and each of them being satisfied with the results of and the matters revealed in its Due Diligence Investigation.

2.4 Wako and each of the Vendors shall have the right exercisable by written notice to the other Parties at any time during the Due Diligence Period to immediately terminate this MOA if it is not satisfied with the results of and the matters revealed in its Due Diligence Investigation.

2.5 If Settlement does not occur within 120 days after the Agreement Date other than due to:

(a) the Vendors' default; or

(b) termination by Wako of this MOA under clause 2.7,

then the Vendors may terminate the Share Sale Agreement and the Unit Sale Agreement by notice given by the Vendors to the Purchaser, in which case the Performance Fee shall be released to the Vendor in accordance with clause 3.2(b), and clause 2.6 shall not apply.

2.6 If a Party fails to pay an amount on the due date for payment, that Party must pay to the other Party interest at the rate of 13% per annum on that amount, calculated and payable daily, computed from the due date until the amount is paid in full.

2.7 Wako has the right exercisable by written notice to the other Parties to immediately terminate this MOA at any time if:

(a) its Due Diligence Investigation, including in relation to the results of the 2004/2005 financial year audit reveals that:

(i) the assets of DWC are overstated; or

(ii) the liabilities of DWC are understated; or

(iii) the income of DWC is overstated; or

(iv) the expenses of DWC are understated,

by more than 10% either in respect to the 2004/2005 financial year or the trading of DWC during the current, 2005/2006 financial year;

(b) a Material Adverse Change occurs or it becomes aware that a Material Adverse Change has occurred after the date of this MOA but prior to the date of execution of the Share Sale Agreement and the Unit Sale Agreement; or

(c) any of the warranties in clause 8 of this MOA becomes materially false, misleading or incorrect.

3. PERFORMANCE FEE

3.1 Wako shall pay the Performance Fee to the Vendor's solicitors, to be held in its trust account, as follows:

(a) $15,000.00 upon execution of this MOA;

(b) $20,000 on 1 May 2006;

(c) $20,000 on 15 May 2006; and

(d) $20,000 prior to 30 June 2006.

Dates (b) to (d) can be varied by mutual agreement in line with amendments to the timetable.

3.2 The Vendors' solicitors will disburse the Performance Fee as follows:

(a) if this MOA is terminated by Wako in accordance with clause 2.7 the Performance Fee will be immediately refunded to Wako;

(b) if:

(i) this MOA is terminated by Wako in accordance with clause 2.4 for any reason other than that set out in clause 2.7; or

(ii) Wako terminates this MOA and, following a written request by the Vendors, fails to state the reason for termination within a reasonable time of such request; or

(iii) the MOA is terminated by the Vendors under clause 2.4 or 2.5,

the Performance Fee will be immediately paid to the Vendors;

(c) if this MOA is terminated by the Vendor other than in accordance with clause 2.4 or 2.5, the Performance Fee will be immediately paid to Wako;

(d) if the Share Sale Agreement and the Unit Sale Agreement are terminated in accordance with clause 5.3(b) by:

(i) Wako then the Performance Fee will be paid to the Vendors; or

(ii) the Vendors then the Performance Fee will be refunded to Wako;

(e) if the Share Sale Agreement and the Unit Sale Agreement are terminated by Wako in accordance with clause 5.3(f) then the Performance Fee will be refunded to Wako; or

(f) at Settlement it will be paid on behalf of Wako to the Vendors, Alexandra Hales and Eastlake as payment in part of the Unit Purchase Price referred to in clause 2.2(b).

4. DUE DILIGENCE

4.1 During the Due Diligence Period, both Wako and the Vendors will be entitled to carry out their respective Due Diligence Investigations and each will provide to the other, or procure the provision of, access to all documents and personnel reasonably required for the purposes of the other's Due Diligence Investigation.

4.2 Each Party will use its best endeavours to promptly provide the Party carrying out its Due Diligence Investigation with any information or document which is requested of it, and will advise if it is unable to do so and make all reasonable efforts to provide such other information as will satisfy that request.

4.3 For the purposes of the Due Diligence Investigations each of Wako and the Vendors shall be entitled to make such enquiries as it, in its sole discretion, considers necessary for the purposes of its Due Diligence Investigation.

5. THE AGREEMENTS

5.1 Each Party will use its reasonable endeavours to adhere to the Timetable and to agree the terms of, and enter into, the Agreements by the Completion Date.

5.2 The Agreements shall contain the following common terms:

(a) the options of a party under the Agreements may only be exercised by that party giving written notice to the other party **("Option Notice")** during the Option Period; and

(b) within two Business Days after the Option Notice has been given:

(i) the Parties shall enter into the Share Sale Agreement; and

(ii) the Parties shall, and the Vendors shall procure that Alexandra Hales and Eastlake shall, enter into the Unit Sale Agreement.

5.3 The Share Sale Agreement and the Unit Sale Agreement shall contain the following common principal terms:

(a) the provisions of clauses 2.1, 2.2, 2.5, 2.6, 5.4, 6, 7, 8 and 9 and Schedules 1, 2, 5 and, to the extent that it is relevant, Schedule 3 of this MOA;

(b) the Vendors may by notice in writing to the Purchaser and the Purchaser may by notice in writing to the Vendors terminate the Share Sale Agreement and the Unit Sale Agreement if the Unit Settlement Payment when calculated is less than $4,000,000.00 (AUD), provided such notice is given within ten Business Days after the date on which the 2005/2006 financial year audit is completed;

(c) an acknowledgement by the Purchaser that the Vendors, Alexandra Hales and Eastlake are entitled to the benefit of the Profit Payment, to be paid in accordance with this MOA;

(d) if Settlement does not occur within 120 days after the date upon which the Share Sale Agreement and the Unit Sale Agreement are executed, other than by reason of the Vendor's default, the Vendors may terminate the Share Sale Agreement and Unit Sale Agreement by notice in writing to the purchaser;

(e) Wako may undertake a further due diligence during the period following the date of execution of the Share Sale Agreement and the Unit Sale Agreement;

(f) if:

(i) a Material Adverse Change occurs or it becomes aware that a Material Adverse Change has occurred since the date of this MOA; or

(ii) any of the warranties in the Share Purchase Agreement and Unit Sale Agreement become materially false, misleading or incorrect,

then Wako may terminate the Share Sale Agreement and the Unit Sale Agreement by notice in writing to the Vendor;

(g) the warranty by each of the Vendors that the accounts receivable of DWC outstanding at the Completion Date ("Warranted Receivables") will be collected. This is a several warranty and will be supported by a bank guarantee provided by the Vendors in favour of Wako for the amount calculated as 50% of accounts receivable classified as 90 days or greater as at Completion Date;

(h) a representation by each of the Vendors that each of the audited accounts of

DWC as at 30 June 2004 and 2005 have, and as at 30 June 2006 shall, contain US GAAP opinion (which audits will commence when the Performance Fee has been paid in accordance with clause 3.1);

(i) a condition precedent to Settlement that there has been no Material Adverse Change, no breach of any warranties and no breach of this MOA or any agreement contemplated by this MOA;

(j) the warranties contained in clause 8;

(k) a warranty that no dividends, bonus issues, capital reductions, share buy-backs, shareholder drawings or shareholder loan repayments have been made by DWC or the Trust after 30 June 2006 other than as permitted by this MOA. Permitted transactions include the repayment of shareholder loans at Settlement;-

(l) an indemnity from the Vendors, given jointly and severally, in favour of the Buyer and DWC, in relation to any tax incurred or payable by DWC for the period prior to Settlement;

(m) other warranties, conditions and covenants to be given by each of the Vendors in favour of Wako as are ordinary and usual in share and unit sale agreements in respect to the transfer of shares and units and the ownership of them;

provided that, except for the warranty referred to in paragraph (j):

(n) the liability of each of the Vendors in respect of each warranty representation, condition or covenant referred to in this clause 5.3 is several, not joint and is subject to paragraph (n); and

(o) each warranty and representation referred to in this clause 5.3 will be given only to the best of each Vendor's knowledge and belief.

5.4 (a) The Vendors shall following Settlement procure the accountants of DWC to prepare the Settlement Statements and shall deliver a copy of those Settlement Statement to Wako.

(b) If Wako disputes the Settlement Statements, the procedures set out in clause 10 shall be followed.

(c) Following Settlement, Wako will, and will procure DWC to, use its best endeavours to collect the Settlement Receivables and the balance if any of the Warranted Receivables.

6. SETTLEMENT

6.1 Settlement of the Share Sale Agreement and the Unit Sale Agreement will take place at 3.00 pm on the Settlement Date at the offices of the Vendors' solicitors in Melbourne.

6.2 Subject to performance of clause 6.3, Wako will:

(a) at Settlement deliver to the Vendors, Alexandra Hales and Eastlake the Share Purchase Price and the Unit Settlement Payment in accordance with clause 2.2(b) and Schedule 2;

(b) at or before Settlement procure the release of each of the Vendors from all and any guarantees or other securities they may have provided in support of the obligations of DWC to its financiers;

(c) at Settlement procure the repayment by DWC to the Vendors of the balance of outstanding Unitholder Loans; and

(d) enter into an employment agreement with Bruce and into a consultancy agreement with David on terms agreed during the Due Diligence Period,.

6.3 At Settlement the Vendors, Alexandra Hales and Eastlake will:

(a) deal with the Retention Amount, and procure that the Vendor's solicitor shall deal with the Retention Amount, in accordance with Schedule 2;

(b) transfer to Wako the Sale Shares and the Sale Units free of all Encumbrances;

(c) deliver to Wako share certificates for the Sale Shares and unit certificates for the Sale Units;

(d) deliver to Wako the resignations of Bruce and David as directors and of Bruce as secretary of DWC.

7. THE VENDORS OBLIGATIONS

During the period from the date of execution of this MOA until Settlement, the Vendors will and/or will procure that DWC will:

(a) allow a reasonable number of persons nominated by Wako to access the offices, books, records, data, information, assets, and personnel and agents of DWC;

(b) provide to Wako all assistance requested by it to enable Wako to become familiar with the business operations of DWC, and provide full, complete and accurate information on its business operations and assets;

(c) conduct the Business in the ordinary and usual course; and

(d) during the period during the period from the date of execution of the Agreements until Settlement:

(i) consult with and keep Wako (and persons authorised by Wako) informed of all aspects of its operations; and

(ii) not implement any material directions or matters relating to management of DWC without the agreement of Wako.

8. WARRANTIES

8.1 Notwithstanding clause 1.2, the Vendors jointly and severally warrant to Wako that:

(a) the Sale Shares constitute all the shares on issue in DWC;

(b) there are no options, convertible notes or other Securities on issue or current in relation to DWC other than the Sale Shares; and

(c) the Sale Units constitute all the units on issue in the Trust.

8.2 The Vendors jointly and severally warrant to Wako that:

(a) that as at 30 June 2005 the net assets of the Trust **("Net Worth")** total $650,014.00;

(b) that between 30 June 2005 and Settlement, the Business has been and will be conducted in the ordinary course;

(c) that no transactions will be undertaken between the date of this MOA and Settlement Date which will result in the Net Worth as at 30 June 2006 being less than the Net Worth as 30 June 2005; and

(d) that Net Worth as at 30 June 2006 and as at Settlement is not less than Net Worth as at 30 June 2005.

9. FUNDING FACILITIES AND GUARANTEES

9.1 The Vendors estimate that as at 30 June 2006, the value of Unitholder Loans will be within the range set out in Item 5 of Schedule 4 and otherwise the funding facilities and guarantees provided in relation to the Business will be as set out in Items 1 - 4 of Schedule 4.

9.2 Wako acknowledges and agrees that:

(a) the information set out in Schedule 4 has been provided by the Vendors at the request of Wako; and

(b) the Vendors make no warranty or representation as to the accuracy of the estimate set out in Item 5 of Schedule 4; and

(c) it is not entitled to rely on that estimate for any purpose.

10. ACCCOUNTS DISPUTE PROCEDURE

10.1 If Wako disputes the 30 June 2006 audited accounts, or the Settlement Statements, it must give the Vendors a notice (**"Dispute Notice"**) within ten days of the date on which it is provided the relevant accounts, setting out:

(a) reasonable details of each matter in dispute; and

(b) the reasons why each matter is disputed.

10.2 If Wako and the Vendors have not resolved the dispute within five days of Wako giving the Dispute Notice to the Vendors, the dispute must promptly be submitted for determination to the Independent Accountant to determine the matter or matters in dispute.

10.3 The Independent Accountant must be agreed by Wako and the Vendors. If Wako and the Vendors cannot agree on an Independent Accountant within eight days from the date of the Dispute Notice, then the Independent Accountant will be nominated, at the request of either Wako or the Vendors, by the President of the Institute of Chartered Accountants (Melbourne Branch).

10.4 The disputed matters must be referred to the Independent Accountant by written submission which must include the audited accounts and the Dispute Notice. The Independent Accountant must also be instructed to finish its determination no later than 30 days after its appointment (or another period agreed by the Parties).

10.5 The Parties must promptly supply the Independent Accountant with any information, assistance and cooperation requested in writing by the Independent Accountant in connection with its determination. All correspondence between the Independent Accountant and a party must be copied to the other Parties.

10.6 The Independent Accountant must act as an expert and not as an arbitrator and its written determination in relation to the disputed matter will be final and binding on the Parties in the absence of manifest error and:

(a) in the case of the Settlement Statements, those statements will be deemed to be amended accordingly and will be taken to comprise the final Settlement Statements; and

(b) in the case of the 30 June 2006 audited accounts:

(i) those accounts will be deemed to be amended accordingly and will be taken to comprise the final 30 June 2006 audited accounts; and

(ii) the audit will be deemed to have completed and the Option Period will thereafter commence.

10.7 The costs of the Independent Accountant, if instructed, will be borne by Wako as to one half and the Vendors as to one half.

11 CONFIDENTIALITY

11.1 The Parties agree to keep confidential and ensure that their respective advisers and employees keep confidential:

(a) the terms of this MOA; and

(b) the fact that they are proposing to enter into the Agreements.

11.2 Each of the Parties agrees to:

(a) keep the information gained by it arising from its Due Diligence Investigation (**"Information"**) confidential and to ensure that it does not disclose or permit the disclosure of the Information to any person without the prior written consent of the disclosing Party; and

(b) take all steps and do all things that are necessary or prudent or desirable in order to safeguard the confidentiality of the Information.

11.3 Upon termination of this MOA for any reason each Party will deliver to the other all documents and other materials in the possession power or control of it or any of its officers, employees or agents which contain information relevant to the other.

11.4 This clause does not apply to any disclosure by a Party:

(a) that is required by law, including by Wako in respect of its obligation to file a Form 8-K under the US Securities Act ;

(b) to that Party's advisors on the basis that such advisors keep the disclosed information confidential; or

(c) where the disclosed information is already known to the recipient or to the public generally.

12. GENERAL

12.1 This MOA is intended to be legally binding upon the Parties to the full extent permitted by

EXECUTED AS A DEED

EXECUTED by **DEAN WORLD CARGO PTY LTD** in accordance with Section 127(1) of the Corporations Act 2001:

Robert Bruce Haines, Director

David John Dean Hales, Director

SIGNED SEALED AND DELIVERED by **ROBERT BRUCE HAINES** in the presence of:

Robert Bruce Haines

Witness signature

RHYS WATSON

Witness name (please print)

EXECUTED by **DRANMAR INTERNATIONAL PTY LTD** in accordance with Section 127(1) of the Corporations Act 2001:

DRANMAR INTERNATIONAL PTY. LTD. A.C.N. 005 157 139 COMMON SEAL OF

Robert Bruce Haines, Director

Gillian Margaret Haines, Director

SIGNED SEALED AND DELIVERED by **DAVID JOHN DEAN HALES** in the presence of:

David John Dean Hales

Witness signature

RHYS WATSON

Witness name (please print)

EXECUTED by **AUBRIC PTY LTD** in accordance with Section 127(1) of the Corporations Act 2001:)
)
))

Elisabeth Dian Campbell Hales, Director

David John Dean Hales, Director

EXECUTED by **WLG (AUSTRALIA) PTY LTD** in accordance with Section 127(1) of the Corporations Act 2001:)
)
))

Christopher Wood, Director

David Koontz, Director

EXECUTED for and on behalf of **WAKO LOGISTICS GROUP INC** by a person authorised to do so:)
)
)

Chris Wood, Chief Executive Officer of Wako Logistics Group, Inc

David Koontz Chief Financial Officer of Wako Logistics Group, Inc.

SCHEDULE 1

Purchase price of the Sale Units

1. The Unit Purchase Price shall be calculated as follows:

Table 1: Unit Purchase Price calculation	**$**
EBT for period ending 30 June 2006, based on the final audited accounts of DWC	A
Add:	
Hales Package	$180,000.00 (B)
Less:	
Interest Adjustment (from Table 2)	C
Adjusted EBT	A+B-C
Apply:	
Multiple	6
Unit Settlement Payment	(A+B-C) x 6
Add:	
EBT for the period from 1 July 2006 to the Settlement Date inclusive (to be established from the finalised Settlement Statements) ("**Profit Payment**")	D
Unit Purchase Price	Unit Settlement Payment + D

2. The interest adjustment is calculated as follows:

Table 2: interest adjustment calculation	
Applicable Interest Rate:	9.65%
Multiplied by:	
Average value of Unitholder Loans over the two years ending 30 June 2006	$C
Interest adjustment	**9.65% of $C**

SCHEDULE 2

Gross Profit warranties

1. The Vendors warrant to Wako that the contribution of the business of Ginassar Pty Ltd to the gross profit of DWC during the 2006/2007 financial year (**"2007 Profit Contribution"**) will be not less than 90% of the contribution of the business of Ginassar Pty Ltd to the gross profit of DWC in the 2005/2006 financial year (**"2006 Profit Contribution"**).

2. The 2006 Profit Contribution shall be determined during the 2005/2006 financial year audit.

3. At Settlement that portion of the balance of the Unit Purchase Price equal to 50% of the 2006 Profit Contribution (**"Retention Amount"**) must be paid by the Vendors' solicitor into an interest bearing trust account (**"Retention Account"**) in the joint names of the Vendors and the Purchaser with the bank or financial institution at which the Vendors' lawyers operate their trust accounts.

4. Except as otherwise agreed by Wako and the Vendors, there will be no withdrawals from the Retention Account during the Retention Period.

5. As soon as practicable after the end of the Retention Period the Retention Amount must be disbursed as follows:

   (a) an amount equal to the amount, if any, by which the 2007 Profit Contribution is less than 90% of the 2006 Profit Contribution shall be paid to Wako; and

   (b) the balance of monies in the Retention Account shall be paid to the Vendors.

6. If, at the end of the Retention Period, the amount referred to in Item 5(a) of this Schedule exceeds the Retention Amount, then Bruce and David must immediately pay to Wako the amount of such excess but only to the extent that the aggregate of that excess and the Retention Amount does not exceed 75% of the 2006 Profit Contribution.

7. For the purpose of this Schedule, the "Retention Period" is the period commencing on the Settlement Date and ending 30 days after the audit of the 2006/2007 financial year accounts of DWC is complete.

SCHEDULE 3

Timetable

Date:	Event:
24 May 2006	MOA Signed and first instalment of performance fee paid ($15,000)
1 June 2006	2004 and 2005 audits commence and second instalment of performance fee paid ($20,000)
8 June 2006	Third instalment of performance fee paid ($20,000)
19 June 2006	2003/2004 and 2004/2005 financial year audits completed
19 June 2006 (or on completion of audits)	Due Diligence Period commences.
7 July 2006 (or 3 weeks after due diligence commences)	Due Diligence Period ends
10 July 2006	Finalisation of sale agreement begins
30 July 2006	**Completion Date** If not previously paid, fourth and final instalment of the performance fee paid ($20,000) Pursuant to clause 5.1, Parties will use reasonable endeavours to agree the terms of the Agreements and enter into the Agreements by this date.
3 July 2006	2005/2006 financial year audit commence
Timetable post completion date will be event driven as opposed to date driven	
Audit Completion Date ("ACD")	2005/2006 financial year audit completed, copy of audited accounts provided to Wako, subject to clause 10 of this MOA, option period commences.
Between ACD and ACD + 120 days	The options under the Agreements may be exercised in which case, Wako will nominate the Settlement Date. The nominated date must be within 120 days of the date on which the share and unit sale agreements are signed. Wako has the opportunity to perform further due diligence with right to terminate the sale limited to events identified in the Termination clause of the sale agreements.
Upon Settlement	Settlement occurs in accordance with clause 6.
Following Settlement	Settlement Statements are prepared and delivered to Wako in accordance with clause 5.4

Following finalisation of the Settlement Statements	As each debt comprising the Settlement Receivables is collected by DWC, Wako will pay within two Business Days after the date of collection an instalment of the Profit Payment calculated as follows:

$$X = (N \text{ minus } S) \text{ minus } A$$

Where:

X is the amount of the instalment to be paid;

N is the Profit Payment amount;

S is the amount of the Settlement Receivables at the time a debt is collected;

A is the aggregate of any instalments of the Profit Payment already paid by Wako;

provided that:

(a) no instalment will be paid where X is a negative number; and

(b) the aggregate of all instalments paid cannot exceed the Profit Payment amount.

By way of illustrative example only:

Assuming that:

the Settlement Statements were finalised on 1 August 2006;

on 2 August 2006 DWC collects a debt comprising part of the Settlement Receivables, in the amount of $1,000 (the **Debt**);

the amount of the Settlement Receivables, following collection of the Debt, is $60,000;

the Profit Payment Amount is $100,000; and

the aggregate of any instalments of the Profit Payment that have already been paid by Wako is $5,000,

then, by 4 August 2006, Wako must pay to the Vendors, Alexandra Hales and Eastlake the amount calculated as follows:

X = ($100,000 -$60,000) - $5,000

= $35,000

SCHEDULE 4

Summary of Funding Facilities and Guarantees

	Amount	Comments
Item 1 – Funding Facilities		
National Australia Bank	$1,000,000	Overdraft
	$264,334	Commercial Hire Purchase
Capital Finance	$125,430	Commercial Hire Purchase
CBFC	$36,050	Commercial Hire Purchase
Select Finance	$22,000	Commercial Hire Purchase
Item 2 – Personal Guarantees		
National Australia Bank	$811,500	Hales
	$270,500	Haines
Item 3- Bank Guarantees		
IATA	$72,500	
Cambridge University Press	$40,000	Lease 477A Williamstown Road Port Melbourne
Item 4 – Other		
Australian Customs Service		EFT Payment Facility for Duty and GST
Item 5 – Unitholder Loans	$800,000-$1,200,000	Estimated Range June 30 2006